UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report: August 25, 2020
(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact Name of Issuer as Specified in Charter)

delaware	001-37904	90-0875845
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Fort Wade Road

Ponte Vedra, Florida 32081

(Address of Principal Executive Offices)

(904) 737-7900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ADSW	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 25, 2020, Advanced Disposal Services, Inc. (the “Company” or “Advanced Disposal”) held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 24, 2020. As disclosed in the Proxy Statement, as of the close of business on July 23, 2020, the record date for the Special Meeting, there were 90,758,187 shares of Advanced Disposal’s common stock outstanding and entitled to vote at the Special Meeting. A total of 69,257,360 shares of Advanced Disposal’s common stock, representing approximately 76.30% of the shares outstanding and entitled to vote and constituting a quorum, were represented in person or by valid proxies at the Special Meeting. The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: Advanced Disposal’s stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of April 14, 2019, as amended by Amendment No. 1 thereto, dated as of June 24, 2020, as may be further amended from time to time, (the “Amended Merger Agreement”), by and among Advanced Disposal, Waste Management, Inc. (“Waste Management”), and Everglades Merger Sub Inc., pursuant to which Everglades Merger Sub Inc. will merge (the “Merger”) with and into Advanced Disposal, and Advanced Disposal will continue as the surviving company and an indirect, wholly-owned subsidiary of Waste Management. Proposal 1 was approved by the votes set forth in the table below:

For	Against	Abstained
67,303,849	13,324	1,940,187

Proposal 2: Advanced Disposal’s stockholders approved the proposal to approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to Advanced Disposal’s named executive officers in connection with the Merger and contemplated by the Amended Merger Agreement. Proposal 2 was approved by the votes set forth in the table below:

For	Against	Abstained
61,050,005	6,253,996	1,953,359

Proposal 3: In connection with the Special Meeting, Advanced Disposal also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Amended Merger Agreement. Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Amended Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented for approval by the Advanced Disposal’s stockholders at the Special Meeting.

Item 8.01       Other Events.

On August 25, 2020, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

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Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the Merger, including the risks that (a) the Merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (c) other conditions to the consummation of the Merger under the Amended Merger Agreement may not be satisfied; (2) the effects that any termination of the Amended Merger Agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the Merger is not completed, (b) the Amended Merger Agreement may be terminated in circumstances requiring the Company to pay Waste Management a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the Merger; (3) the effects that the announcement or pendency of the Merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Amended Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against the Company and others; (6) the risk that the Merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors, including the scope and duration of the COVID-19 (coronavirus) pandemic and actions taken by governmental authorities in response thereto and the significant market disruption caused by the COVID-19 (coronavirus) pandemic and its impact on the businesses, operations and financial conditions of the Company and Waste Management; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company does not assume any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 25, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DISPOSAL SERVICES, INC.

Date: August 25, 2020	By:	/s/ Jeffrey C. Everett
Jeffrey C. Everett
Vice President, Associate General Counsel